EXHIBIT 10.43

CONVERTIBLE PROMISSORY NOTE

$500,000

FOR VALUE RECEIVED, Freeze Tag, Inc., a Delaware corporation, (the “Borrower”) with approximately 678,895,634 shares of common stock issued and outstanding, promises to pay to Accredited Investor, or its assignees (the “Lender”) the Principal Sum along with the Interest and any other fees according to the terms herein (this “Note”). This Note shall become effective on February 8, 2017 (the “Effective Date”).

The Principal Sum is Five Hundred Thousand Dollars ($500,000) plus accrued and unpaid interest. The total Consideration is Five Hundred Thousand Dollars ($500,000) payable by wire. The Lender shall pay Fifty Five Thousand Dollars ($55,000) of the Consideration upon execution of this Note (the “Initial Consideration”). The Lender may pay additional Consideration to the Borrower in such amounts as the Lender may choose in its sole discretion (the “Additional Consideration”). The Principal Sum due to the Lender, and as referenced hereinafter, shall be the Initial Consideration plus any Additional Consideration actually paid by the Lender such that the Borrower is only required to repay the amount funded and the Borrower is not required to repay any unfunded portion of this Note, nor shall any interest or other rights or remedies granted herein extend to any unfunded portion of this Note.

1. Maturity Date. The Maturity Date is twelve (12) months from the Effective Date (the “Maturity Date”) and is the date upon which the Principal Sum of this Note and unpaid interest and fees (the “Note Amount”) shall be due and payable. Within thirty (30) days prior to the Maturity Date, the Lender may provide the Borrower with a written notice to extend the Maturity Date and the Note Amount shall then be payable upon demand, but in no event later than sixty (60) months from the Effective Date (the ”Extended Maturity Date”). The Lender shall provide the Borrower with ten (10) days written notice to make a demand for payment (the “Demand Payment Date”), and the Demand Payment Date shall be considered to be the Extended Maturity Date.

2. Interest. This Note shall bear interest at the rate of Ten Percent (10%) per year.

3. Conversion. The Lender has the right, at any time after the Effective Date, at its election, to convert all or part of the Note Amount into shares of fully paid and non-assessable shares of common stock of the Borrower (the “Common Stock”). The conversion price (the “Conversion Price”) shall be the lesser of (a) $0.0003 per share of Common Stock or (b) Fifty Percent (50%) of the average of the three (3) lowest trade prices on three (3) separate trading days of Common Stock recorded after the original Effective Date of this Note, February 8, 2017, or (c) the lowest effective price per share granted to any person or entity after the Effective Date to acquire Common Stock or adjust, whether by operation of purchase price adjustment, settlement agreements, exchange agreements, reset provision, floating conversion or otherwise, any outstanding warrant, option or other right to acquire Common Stock or outstanding Common Stock equivalents (the “Conversion Price”). The conversion formula shall be as follows: Number of shares receivable upon conversion equals the dollar conversion amount divided by the Conversion Price. A conversion notice (the “Conversion Notice”) may be delivered to Borrower by method of Lender’s choice (including but not limited to email, facsimile, mail, overnight courier, or personal delivery), and all conversions shall be cashless and not require further payment from the Lender. If no objection is delivered from the Borrower to the Lender, with respect to any variable or calculation reflected in the Conversion Notice within 24 hours of delivery of the Conversion Notice, the Borrower shall have been thereafter deemed to have irrevocably confirmed and irrevocably ratified such notice of conversion and waived any objection thereto. The Borrower shall deliver the shares of Common Stock from any conversion to the Lender within three (3) business days of Conversion Notice delivery. The Lender shall pay the transfer agent fees for the issuance of share certificates. If the Borrower is participating in the Depository Trust Company (“DTC”) Fast Automated Securities Transfer (“FAST”) program, then upon request of the Lender and provided that the shares to be issued are eligible for transfer under Rule 144 of the Securities Act of 1933, as amended (the “Securities Act”), or are effectively registered under the Securities Act, the Borrower shall cause its transfer agent to electronically issue the Common Stock issuable upon conversion to the Lender through the DTC Direct Registration System (“DRS”). If the Borrower is not participating in the DTC FAST program, then after receiving the Initial Consideration, the Borrower agrees to begin a good faith effort to apply and cause the approval for participation in the DTC FAST program. The Conversion Price shall be subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Borrower relating to the Borrower’s securities or the securities of any subsidiary of the Borrower, combinations, recapitalization, reclassifications, extraordinary distributions and similar events.

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4. Conversion Delays. If Borrower fails to deliver shares in accordance with the timeframe stated in Section 3, the Lender, at any time prior to selling all of those shares, may rescind any portion, in whole or in part, of that particular conversion attributable to the unsold shares and have the rescinded conversion amount returned to the Principal Sum with the rescinded conversion shares returned to the Borrower (under the Lender’s and the Borrower’s expectations that any returned conversion amounts shall tack back to the original date of this Note). In addition, for each conversion, in the event that shares are not delivered by the fourth business day (inclusive of the day of conversion), a penalty of $2,000 per day shall be assessed for each day after the third business day (inclusive of the day of the conversion) until share delivery is made; and such penalty shall be added to the Principal Sum of this Note (under the Lender’s and the Borrower’s expectations that any penalty amounts shall tack back to the original date of this Note consistent with applicable securities laws). If the Borrower is unable to deliver shares under this provision, due to an insufficient number of authorized and unissued shares available, the Lender agrees not to force the Borrower to issue the shares or trigger an Event of Default, provided that the Borrower takes immediate steps necessary to obtain the appropriate approval from shareholders and/or the board of directors, where applicable, to increase the number of authorized shares to satisfy the Conversion Notice.

5. Limitation of Conversions. In no event shall the Lender be entitled to convert any portion of this Note in excess of that portion of this Note upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Lender and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of this Note or the unexercised or unconverted portion of any other security of the Borrower subject to a limitation on conversion or exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the conversion of the portion of this Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Lender and its affiliates of more than 4.99% of the outstanding shares of Common Stock. For purposes of the proviso of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso, provided, further, however, that the limitations on conversion may be waived by the Lender upon, at the election of the Lender, not less than 61 days prior notice to the Borrower, and the provisions of the conversion limitation shall continue to apply until such 61st day (or such later date, as determined by the Lender, as may be specified in such notice of waiver).

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6. Payment. The Borrower may not prepay this Note prior to the Maturity Date or the Extended Maturity Date, if extended by the Lender. Within six (6) days prior to the Maturity Date or Extended Maturity Date, the Borrower shall provide the Lender with a written notice to pay the Note Amount on the Maturity Date or Extended Maturity Date. Within three (3) days of receiving written notice, the Lender shall elect to either (a) accept payment of the Note Amount or (b) convert any part of the Note Amount into shares of Common Stock. If the Lender elects to convert part of the Note Amount into shares of Common Stock, then the Borrower shall pay the remaining balance of the Note Amount by the Maturity Date or Extended Maturity Date.

7. Piggyback Registration Rights. The Borrower shall include on the next registration statement the Borrower files with the SEC (or on the subsequent registration statement if such registration statement is withdrawn) excluding S-8 registration statements for employee stock grant and option plans, all shares of Common Stock issuable upon conversion of this Note unless such shares of Common Stock are eligible for resale under Rule 144. Failure to do so shall result in liquidated damages of Twenty Five Percent (25%) of the outstanding principal balance of this Note being immediately due and payable to the Lender at its election in the form of cash payment or addition to the balance of this Note.

8. Lender’s Representations. The Lender hereby represents and warrants to the Borrower that (i) it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act, (ii) it understands that this Note and the shares of Common Stock underlying this Note (collectively, the “Securities”) have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Lender’s investment intention; in this connection, the Lender hereby represents that it is purchasing the Securities for the Lender’s own account for investment and not with a view toward the resale or distribution to others; provided, that Lender may syndicate participations in the Securities among a limited number of participants who all meet the suitability standards of an “accredited investor” as defined in Rule 501(a) of Regulation D of the Securities Act and will share among themselves and the Lender an economic interest in the Securities on a pari passu, pass through basis with investment intent, such that the availability of the private placement exemption for the issuance of the Note under Rule 506 of Regulation D of the Securities Act is preserved, (iii) the Lender, if an entity, further represents that it was not formed for the purpose of purchasing the Securities, (iv) the Lender acknowledges that the issuance of this Note has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) nor any state regulatory authority since the issuance of this Note is intended to be exempt from the registration requirements of Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D, and (v) the Lender acknowledges receipt and careful review of this Note, the Borrower’s filings with the SEC (including without limitation, any risk factors included in the Borrower’s most recent Annual Report on Form 10-K), and any documents which may have been made available upon request as reflected therein, and hereby represents that it has been furnished by the Borrower with all information regarding the Borrower, the terms and conditions of the purchase and any additional information that the Lender has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Borrower concerning the Borrower and the terms and conditions of the purchase.

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9. Borrower’s Representations. The Borrower hereby represents and warrants to the Lender that (i) the Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full power and authority to own, lease, license and use its properties and assets and to carry out the business in which it proposes to engage, and (ii) the Borrower has the requisite corporate power and authority to execute, deliver and perform its obligations under this Note and to issue and sell this Note, and (iii) all necessary proceedings of the Borrower have been duly taken to authorize the execution, delivery, and performance of this Note, and when this Note is executed and delivered by the Borrower, it will constitute the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with their terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

10. Default. The following are events of default under this Note: (i) the Borrower shall fail to pay any principal under this Note when due and payable (or payable by conversion) thereunder; or (ii) the Borrower shall fail to pay any interest or any other amount under this Note when due and payable (or payable by conversion) thereunder; or (iii) a receiver, trustee or other similar official shall be appointed over the Borrower or a material part of its assets and such appointment shall remain uncontested for twenty (20) days or shall not be dismissed or discharged within sixty (60) days; or (iv) the Borrower shall become insolvent or generally fails to pay, or admits in writing its inability to pay, its debts as they become due, subject to applicable grace periods, if any; or (v) the Borrower shall make a general assignment for the benefit of creditors; or (vi) the Borrower shall file a petition for relief under any bankruptcy, insolvency or similar law (domestic or foreign); or (vii) an involuntary proceeding shall be commenced or filed against the Borrower; or (viii) the Borrower shall lose its status as “DTC Eligible” or the Borrower’s shareholders shall lose the ability to deposit (either electronically or by physical certificates, or otherwise) shares into the DTC System; or (ix) the Borrower shall become delinquent in its filing requirements as a fully-reporting issuer registered with the SEC; or (x) the Borrower shall commit a material breach of any of its covenants, representations or warranties in this Note.

11. Remedies. In the event of any default, the funded portion of the Note Amount shall become immediately due and payable at the Mandatory Default Amount. The Mandatory Default Amount shall be 150% of the funded portion of the Note Amount. Commencing five (5) days after the occurrence of any event of default that results in the eventual acceleration of this Note, the interest rate on the Mandatory Default Amount shall accrue at a default interest rate equal to the lesser of ten percent (10%) per annum or the maximum rate permitted under applicable law. In connection with such acceleration described herein, the Lender need not provide, and the Borrower hereby waives, any presentment, demand, protest or other notice of any kind, and the Lender may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. While the Mandatory Default Amount is outstanding and default interest is accruing, the Lender shall have all rights as a holder of this Note until such time as the Lender receives full payment pursuant to this paragraph, or has converted all the remaining Mandatory Default Amount and any other outstanding fees and interest into Common Stock under the terms of this Note. In the event of any default and at the request of the Lender, the Borrower shall file a registration statement with the SEC to register all shares of Common Stock issuable upon conversion of this Note that are otherwise eligible to have their restrictive transfer legend removed under Rule 144 of the Securities Act. Nothing herein shall limit Lender’s right to pursue any other remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Borrower’s failure to timely deliver certificates representing shares of Common Stock upon conversion of this Note as required pursuant to the terms hereof. The Borrower may only pay the full balance of the Mandatory Default Amount, and may not make partial payments unless agreed upon by the Lender. If the Borrower desires to pay the Mandatory Default Amount, then the Borrower shall provide the Lender with six (6) days prior written notice of payment. Within three (3) days of receiving written notice, the Lender shall elect to either (a) accept payment, or (b) convert any part of the payment into shares of Common Stock. If the Lender elects to convert part of the payment into shares of Common Stock, then the Borrower shall pay the remaining balance of the Mandatory Default Amount.

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12. No Shorting. Lender agrees that so long as this Note from Borrower to Lender remains outstanding, the Lender shall not, Lender’s affiliates shall not, and Lender will not direct any third parties to, enter into or effect “short sales” of the Common Stock or hedging transaction which establishes a short position with respect to the Common Stock of the Borrower. The Borrower acknowledges and agrees that upon delivery of a Conversion Notice by the Lender, the Lender immediately owns the shares of Common Stock described in the Conversion Notice and any sale of those shares issuable under such Conversion Notice would not be considered short sales.

13. Assignability. The Borrower may not assign this Note. This Note shall be binding upon the Borrower and its successors and shall inure to the benefit of the Lender and its successors and assigns and may be assigned by the Lender, in whole or in part, to anyone of its choosing without Borrower’s approval subject to applicable securities laws. Lender covenants not to engage in any unregistered public distribution of the Note when making any assignments.

14. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of STATE HERE, without regard to the conflict of laws principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of STATE HERE or in the federal courts located in COUNTY HERE, in the State of STATE HERE. Both parties and the individuals signing this Agreement agree to submit to the jurisdiction of such courts.

15. Delivery of Process by the Lender to the Borrower. In the event of any action or proceeding by the Lender against the Borrower, and only by the Lender against the Borrower, service of copies of summons and/or complaint and/or any other process which may be served in any such action or proceeding may be made by the Lender via U.S. Mail, overnight delivery service such as FedEx or UPS, email, fax, or process server, or by mailing or otherwise delivering a copy of such process to the Borrower at its last known attorney as set forth in its most recent SEC filing.

16. Attorney Fees. In the event any attorney is employed by either party to this Note with regard to any legal or equitable action, arbitration or other proceeding brought by such party for the enforcement of this Note or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note, the prevailing party in such proceeding shall be entitled to recover from the other party reasonable attorneys' fees and other costs and expenses incurred, including but not limited to post judgment costs, in addition to any other relief to which the prevailing party may be entitled.

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17. Transfer Agent Instructions. In the event that an opinion of counsel, such as but not limited to a Rule 144 opinion, is needed for any matter related to this Note or the Common Stock the Lender has the right to have any such opinion provided by its counsel. If the Lender chooses to have its counsel provide such opinion, then the Lender shall provide the Borrower with written notice. Within three (3) business days of receiving written notice, the Borrower shall instruct its transfer agent to rely upon opinions from the Lender’s counsel. A penalty of $2,000 per day shall be assessed for each day after the third business day (inclusive of the day of request) until the reliance instruction is delivered to the transfer agent. If the Lender requests that the Borrower’s counsel issue an opinion, then the Borrower shall cause the issuance of the requested opinion within three (3) business days. A penalty of $1,500 per day shall be assessed for each day after the third business day (inclusive of the day of request) until the requested opinion is delivered. The Lender and the Borrower agree that all penalty amounts shall be added to the Principal Sum of this Note and shall tack back to the Effective Date of this Note, with respect to the holding period under Rule 144, so long as such treatment is not inconsistent with Rule 144’s applicable tacking provisions. The Borrower warrants that it will not direct its transfer agent not to transfer or delay, impair, and/or hinder its transfer agent in transferring (or issuing)(electronically or in certificated form) any certificate for the Securities to be issued to the Lender and it will not fail to remove (or direct its transfer agent not to remove or impair, delay, and/or hinder its transfer agent from removing) any restrictive legend (or to withdraw any stop transfer instructions in respect thereof) on any certificate for the Securities when required by this Note. The Borrower acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Lender by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under this Note may be inadequate and agrees, in the event of a breach or threatened breach by the Borrower of these provisions, that the Lender shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

18. Reservation of Shares. At all times during which this Note is convertible, the Borrower shall reserve from its authorized and unissued Common Stock a sufficient number of shares, free from preemptive rights, to provide for the issuance of Common Stock upon the full conversion of this Note.

19. Disclosure of Material Non-Public Information. The Borrower agrees not to disclose any ma-terial non-public information to the Lender after the Effective Date. If the Borrower inadvertently discloses any material non-public information to the Lender, then the Borrower shall promptly publicly disclose that information by filing a Form 8-K with the SEC and by any other means necessary to make that information known to the public.

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20. Public Disclosure. The Lender and the Borrower agree not to issue any public statement with respect to the Lender’s investment or proposed investment in the Borrower or the terms of any agreement or covenant without the other party’s prior written consent, except such disclosures as may be required under applicable law or under any applicable order, rule or regulation. The Borrower agrees to reference Lender only as “an accredited investor” and attach only a form copy this Note in any of the Borrower’s filings with the Securities and Exchange Commission or any other public filings, except such full disclosures as may be required under applicable law or under any applicable order, rule or regulation.

21. Notices. Any notice required or permitted hereunder (including Conversion Notices) must be in writing and either personally served, sent by facsimile or email transmission, or sent by overnight courier. Notices shall be deemed effectively delivered at the time of transmission if by facsimile or email, and if by overnight courier the business day after such notice is deposited with the courier service for delivery.

IN WITNESS WHEREOF, the authorized agents of the Borrower and the Lender have caused this Note to be duly executed as of the Effective Date.

Freeze Tag, Inc. (the “Borrower”)

By:
Craig Holland
Chief Executive Officer

Accredited Investor (the “Lender”)

By
Accredited Investor Name
Accredited Investor Title

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